                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C
                                 (RULE 14C-101)

   INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Check the appropriate box:

| | Preliminary Information Statement

|X| Definitive Information Statement

| | Confidential for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2))

                               COMTECH GROUP, INC.

                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required

| | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

| | Fee previously paid with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                              INFORMATION STATEMENT
                                       OF
                               COMTECH GROUP, INC.


                     SUITE 1001, TOWER C, SKYWORTH BUILDING
                            HIGH TECH INDUSTRIAL PARK
                           NANSHAN, SHENZEN 518057, PRC

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                        TO YOU BY THE BOARD OF DIRECTORS
                             OF COMTECH GROUP, INC.

                        WE ARE NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                                 SEND US A PROXY

         This Information Statement is being mailed or furnished to the stockholders of Comtech Group, Inc., a Maryland corporation (the "Company"), in connection with the approval by a majority of the Company's Board of Directors at a meeting of the Board of Directors held on August 3, 2004, of the corporate action referred to below and the subsequent adoption of such corporate action by written consent on June 1, 2005 of holders entitled to vote 70.9% of the aggregate outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company. Such adoption constitutes the approval and consent of at least two-thirds of the total number of shares of Common Stock outstanding on June 1, 2005 and is sufficient under the Maryland General Corporation Law and the Company's By-Laws to approve the action. Accordingly, this Information Statement is furnished solely for the purpose of informing the stockholders of the Company, in the manner required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), of the approval of this corporate action.

         This Information Statement is intended to be mailed or furnished to the stockholders of the Company on or about August 3, 2005, and the actions described herein shall not become effective until at least 20 days thereafter.

                               ACTION BY BOARD OF
                                  DIRECTORS AND
                             CONSENTING STOCKHOLDERS

         The approval and adoption of the Comtech Group, Inc. 2004 Stock Incentive Plan was authorized and approved by a majority of the Board of Directors of the Company at a meeting held on August 3, 2004. Attached hereto as EXHIBIT A is a redacted version of the minutes of the meeting of the Board of Directors. A copy of the written consent of holders entitled to vote at least two-thirds of the outstanding Common Stock on June 1, 2005, is attached hereto as EXHIBIT B.

         The reasons for, and general effect of, the adoption and approval of the Company's 2004 Stock Incentive Plan is described in "APPROVAL OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN." A copy of the Comtech Group, Inc. 2004 Stock Incentive Plan is attached hereto as EXHIBIT C.

         The Board of Directors of the Company knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of the Company's Common Stock.

                                     GENERAL

         The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company's Common Stock.

         The Company will only deliver one Information Statement to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. Upon written or oral request, the Company will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address: Suite 1001, Tower C, Skyworth Building, High Tech Industrial Park, Nanshan, Shenzen 518057, PRC,
Attention: Hope Ni, Chief Financial Officer.

                        VOTING SECURITIES AND INFORMATION
                           ON CONSENTING STOCKHOLDERS

         Pursuant to the Maryland General Corporation Act, a vote by the holders of at least two-thirds of the Company's outstanding capital stock is required to approve the action described herein. As of March 31, 2005, there were 25,532,898 shares of Common Stock, of which 17,021,932 shares are required to pass the stockholder resolution approving the action described herein. Each holder of Common Stock is entitled to one vote for each share held by such holder. The consenting stockholders voted in favor of the actions described herein in a written consent, dated June 1, 2005, attached hereto as EXHIBIT B. The consenting stockholders are collectively the record and beneficial owners of 18,101,116 shares, which represents 70.89% of the issued and outstanding shares of the Company's Common Stock. No consideration was paid for the consent. The consenting stockholders' names and their beneficial holdings are as follows:


                     NAME                          SHARES BENEFICIALLY HELD                   PERCENTAGE
                     ----                          ------------------------                   ----------
  Comtech Global Investment Ltd.                         13,163,199(1)                          51.6%

  Ren Investment International Ltd.                      4,937,917 (2)                          19.3%

         (1) MR. JEFFREY KANG, THE COMPANY'S CHIEF EXECUTIVE OFFICER, PRESIDENT AND CHAIRMAN OF THE BOARD, AND HIS WIFE, MS. NAN JI, SHARE VOTING AND INVESTMENT POWER OVER THE SHARES HELD BY COMTECH GLOBAL INVESTMENT LTD. MR. KANG OWNS A 29% INTEREST AND MS. NAN JI A 71% INTEREST IN COMTECH GLOBAL INVESTMENT LTD. THE DIRECTORS OF COMTECH GLOBAL INVESTMENT LTD., ARE MR. KANG, HIS BROTHER KANG YI AND YANG SHI, A PRINCIPAL SHAREHOLDER AND CO-FOUNDER OF THE COMPANY.

         (2) MR. JEFFREY KANG, AS SOLE DIRECTOR OF REN INVESTMENT INTERNATIONAL LTD., HAS SOLE VOTING AND INVESTMENT POWER OVER THE SHARES OWNED BY REN INVESTMENT INTERNATIONAL LTD. MR. KANG DOES NOT HAVE AN ECONOMIC INTEREST IN ANY SHARES OF REN INVESTMENT INTERNATIONAL LTD.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of March 31, 2005, certain information as to the stock ownership of (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) the Company's executive officers and directors as a group:

                                                        Number of Shares
Name of Beneficial Owner                              Beneficially Owned (1)           Percentage Ownership
------------------------                              ----------------------           --------------------

DIRECTORS AND EXECUTIVE OFFICERS

Jeffrey Kang                                             18,142,782(2)                         71.1%

Hope Ni                                                      59,061(3)                          *

Amy Kong                                                     10,625(4)                          *

Q.Y. Ma                                                       5,000(5)                          *

Zhou Li                                                      10,416(6)                          *

Mark S. Hauser                                              347,683(7)                          1.4%

Mark B. Segall                                               98,750(8)                          *

Frank Zheng                                                   2,500(9)

All executive officers and directors as a
         group (8 persons)                               18,676,517                            73.1%

PRINCIPAL SHAREHOLDERS

Nan Ji                                                   13,163,199(10)                        51.6%

Comtech Global Investment, Ltd.                          13,163,199(11)                        51.6%

Ren Investment International, Ltd.                        4,937,917(12)                        19.3%

Purple Mountain Holding, Ltd.                             1,620,086(13)                         6.3%

________________________
* REPRESENTS BENEFICIAL OWNERSHIP OF LESS THAN ONE PERCENT (1%) OF THE COMPANY'S OUTSTANDING SHARES

(1) BENEFICIAL OWNERSHIP IS DETERMINED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. IN COMPUTING THE NUMBER OF SHARES BENEFICIALLY OWNED BY A PERSON AND THE PERCENTAGE OWNERSHIP OF THAT PERSON, SHARES OF COMMON STOCK SUBJECT TO OPTIONS HELD BY THAT PERSON THAT ARE CURRENTLY

     EXERCISABLE OR EXERCISABLE WITHIN 60 DAYS OF THE DATE HEREOF ARE DEEMED OUTSTANDING. SUCH SHARES, HOWEVER, ARE NOT DEEMED OUTSTANDING FOR THE PURPOSES OF COMPUTING THE PERCENTAGE OWNERSHIP OF ANY OTHER PERSON. EXCEPT AS INDICATED IN THE FOOTNOTES TO THE FOLLOWING TABLE OR PURSUANT TO APPLICABLE COMMUNITY PROPERTY LAWS, EACH SHAREHOLDER NAMED IN THE TABLE HAS SOLE VOTING AND INVESTMENT POWER WITH RESPECT TO THE SHARES SET FORTH OPPOSITE SUCH SHAREHOLDER'S NAME. THE PERCENTAGE OF BENEFICIAL OWNERSHIP IS BASED ON 25,532,898 SHARES OF COMMON STOCK OUTSTANDING AS OF MARCH 31, 2005.

(2) INCLUDES (a) 41,666 SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS, (b) 13,163,199 SHARES BENEFICIALLY OWNED BY COMTECH GLOBAL INVESTMENT LTD., OVER WHICH MR. KANG AND HIS WIFE, MS. NAN JI, SHARE VOTING AND INVESTMENT POWER AND (c) 4,937,917 SHARES BENEFICIALLY OWNED BY REN INVESTMENT INTERNATIONAL LTD., OVER WHICH MR. KANG, AS SOLE DIRECTOR, HAS SOLE VOTING AND INVESTMENT POWER. MR. KANG DOES NOT HAVE AN ECONOMIC INTEREST IN ANY SHARES OF REN INVESTMENT INTERNATIONAL LTD. MR. KANG OWNS A 29% INTEREST AND MS. NAN JI A 71% INTEREST IN COMTECH GLOBAL INVESTMENT LTD. THE DIRECTORS OF COMTECH GLOBAL INVESTMENT LTD. ARE MR. KANG, HIS BROTHER KANG YI AND YANG SHI, A MAJOR SHAREHOLDER AND CO-FOUNDER OF OUR COMPANY.

(3) REPRESENTS SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS.

(4) REPRESENTS SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS. DOES NOT INCLUDE SHARES HELD BY REN INVESTMENT INTERNATIONAL LTD., IN WHICH MS. KONG OWNS LESS THAN A 1% INTEREST. MS. KONG DISCLAIMS BENEFICIAL OWNERSHIP OF SUCH SHARES.

(5) REPRESENTS SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS.

(6) REPRESENTS SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS. DOES NOT INCLUDE SHARES HELD BY REN INVESTMENT INTERNATIONAL LTD., IN WHICH MR. ZHOU HAS AN APPROXIMATE 3.7% INTEREST. MR. ZHOU DISCLAIMS BENEFICIAL OWNERSHIP OF SUCH SHARES.

(7) INCLUDES (a) WARRANTS TO PURCHASE 234,166 SHARES, (b) 8,750 SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS AND (c) 104,767 SHARES OF OUR COMMON STOCK.

(8) INCLUDES (a) 23,750 SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS AND (b) WARRANTS TO PURCHASE AN AGGREGATE OF 75,000 SHARES ISSUED TO KIDRON CORPORATE ADVISORS LLC, AN AFFILIATE OF MR. SEGALL.

(9) REPRESENTS SHARES ISSUABLE UPON EXERCISE OF CURRENTLY EXERCISABLE STOCK OPTIONS.

(10) REPRESENTS 13,163,199 SHARES BENEFICIALLY OWNED BY COMTECH GLOBAL INVESTMENT LTD., OVER WHICH MR. KANG AND HIS WIFE, MS. NAN JI, SHARE VOTING AND INVESTMENT POWER. MR. KANG OWNS A 29% INTEREST AND MS. NAN JI A 71% INTEREST IN COMTECH GLOBAL INVESTMENT LTD. THE DIRECTORS OF COMTECH GLOBAL INVESTMENT LTD. ARE MR. KANG, HIS BROTHER KANG YI AND YANG SHI, A MAJOR SHAREHOLDER AND CO-FOUNDER OF OUR COMPANY.

(11) MR. KANG OWNS A 29% INTEREST AND MS. NAN JI A 71% INTEREST IN COMTECH GLOBAL INVESTMENT LTD. THE DIRECTORS OF COMTECH GLOBAL INVESTMENT LTD. ARE MR. KANG, HIS BROTHER KANG YI AND YANG SHI, A PRINCIPAL SHAREHOLDER AND CO-FOUNDER OF OUR COMPANY.

(12) SHARES OF REN INVESTMENT INTERNATIONAL LTD. ARE BENEFICIALLY OWNED BY MR. KANG, WHO AS SOLE DIRECTOR, HAS SOLE VOTING AND INVESTMENT POWER OVER THE SHARES.

(13) ALL SHARES HELD BY PURPLE MOUNTAIN HOLDING, LTD. ARE BENEFICIALLY OWNED BY JUSTIN TANG, THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF ELONG, INC. THE ADDRESS FOR PURPLE MOUNTAIN HOLDING, LTD. IS 3RD FLOOR, QWOMER COMPLEX, P.O. BOX 765, ROAD TOWN, TORTOLA, BRITISH VIRGIN ISLANDS.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation awarded to, earned by, or paid to the chief executive officer and the other executive officers at December 31, 2004, whose annual cash compensation exceeded $100,000 for the fiscal year ended December 31, 2004:


SUMMARY COMPENSATION TABLE

                                              ANNUAL                                 LONG TERM
                                           COMPENSATION                       COMPENSATION AWARDS  PAYOUTS
                                           ------------                       -------------------  -------
                                                                                                              ALL
                                                                             RESTRICTED  SECURITIES          OTHER
                                                               OTHER ANNUAL    STOCK     UNDERLYING  LTIP    COMPEN-
NAME AND PRINCIPAL POSITION        YEAR    SALARY    BONUS     COMPENSATION   AWARD(S)    OPTIONS   PAYOUTS  SATION
                                            ($)       ($)          ($)          (#)         (#)      ($)      ($)
--------------------------------------------------------------------------------------------------------------------
Jeffrey Kang,                      2004    22,744       --          --          --       500,000      --     967(2)
    Chairman, Chief                2003    10,590   416,984         --          --           --       --     967(2)
    Executive Officer              2002    10,590       --          --          --           --       --     967(2)
    and President
Hope Ni,                           2004    54,000       --          --          --       210,000      --         --
    Chief Financial
    Officer and Secretary(1)

--------------
(1) MS. NI JOINED THE COMPANY IN AUGUST 2004. HER ANNUAL SALARY IS $117,000.
(2) MR. KANG IS ENTITLED TO RETIREMENT BENEFITS UNDER A PRC GOVERNMENT-MANAGED RETIREMENT PLAN. EXPENSES RELATED TO MR. KANG'S PARTICIPATION IN THE PRC GOVERNMENT MANAGED RETIREMENT PLAN AMOUNTED TO APPROXIMATELY RMB8,000 ($967), RMB8,000 AND RMB8,000 FOR THE YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002, RESPECTIVELY.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table summarizes options granted during the year ended December 31, 2004 to the named executive officers:

                                                                                            POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                                    VALUE
                      ----------------------------------------------------------------    -----------------------
                                          % OF TOTAL                                          ASSUMED ANNUAL
                          NUMBER OF         OPTIONS                                              RATES OF
                         SECURITIES       GRANTED TO                                         APPRECIATION FOR
                         UNDERLYING        EMPLOYEES                                             OPTION(1)
                          OPTIONS          IN 2004          EXERCISE      EXPIRATION      --------------------
NAME                      GRANTED        FISCAL YEAR          PRICE          DATE           5%           10%
--------------------------------------------------------   ------------------------------------------------------
                                                                                             (IN THOUSANDS)
Jeffrey Kang              500,000             27.4%           3.74            2014     $      1,176  $      2,980

Hope Ni                   210,000             11.5%           3.00            2014     $        465  $      1,113

-------------

(1) THE AMOUNTS SHOWN AS POTENTIAL REALIZABLE VALUE REPRESENT HYPOTHETICAL GAINS THAT COULD BE ACHIEVED FOR THE RESPECTIVE OPTIONS IF EXERCISED AT THE END OF THE OPTION TERM. THE 5% AND 10% ASSUMED ANNUAL RATES OF COMPOUNDED STOCK PRICE APPRECIATION ARE MANDATED BY RULES OF THE SEC AND DO NOT REPRESENT THE COMPANY'S ESTIMATE OR PROJECTION OF THE FUTURE COMMON STOCK PRICES. THESE AMOUNTS REPRESENT CERTAIN ASSUMED RATES OF APPRECIATION IN THE VALUE OF THE COMMON STOCK FROM THE FAIR MARKET VALUE ON THE DATE OF GRANT. ACTUAL GAINS, IF ANY, ON STOCK OPTION EXERCISES ARE DEPENDENT ON THE FUTURE PERFORMANCE OF THE COMMON STOCK AND OVERALL STOCK MARKET CONDITIONS. THE AMOUNTS REFLECTED IN THE TABLE MAY NOT NECESSARILY BE ACHIEVED.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

         The following table provides option exercise information for the named executive officers during 2004. During the fiscal year ended December 31, 2004, no stock options were exercised by any named executive officer. The table shows the number and value of exercisable and unexercisable options held at December 31, 2004. The "Value Realized" shown in the table represents an amount equal to the difference between the market price of the shares purchased on the exercise date and the option exercise price, multiplied by the number of shares acquired on exercise. The "Value of Unexercised In the Money Options at Fiscal Year-End" shown in the table represents an amount equal to the difference between the market price of the shares on December 31, 2004 and the option exercise price, multiplied by the number of exercisable and unexercisable options held at December 31, 2004. These calculations do not take into account the effect of any taxes that may be applicable to the option exercises.

                                  SHARES
                                 ACQUIRED                                                  VALUE OF UNEXERCISED
                                    ON       VALUE        NUMBER OF UNEXERCISED          IN-THE-MONEY OPTIONS AT
                                 EXERCISE  REALIZED     OPTIONS AT FISCAL YEAR-END           FISCAL YEAR END
                                 --------  --------     --------------------------           ---------------
NAME AND PRINCIPAL POSITION                          EXERCISABLE (1)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
                                                                                            (IN THOUSANDS)
Jeffrey Kang                           --         --                --           500,000           --   $    780,000

Hope Ni                                --         --             32,813         177,187  $     75,470   $    407,530


2004 INCENTIVE STOCK OPTION PLAN AND 1995 DIRECTORS' PLAN

         On August 3, 2004, the Company's board of directors adopted the Comtech Group, Inc. 2004 Incentive Stock Option Plan, or the Incentive Plan, under which 2,500,000 shares of common stock are reserved for issuance upon exercise of stock options, and for the issuance of stock appreciation rights, restricted stock awards and performance shares. The purpose of this Incentive Plan is to provide additional incentive to employees, directors, advisors and consultants by facilitating their acquisition of the Common Stock. The Incentive Plan provides for a term of 10 years from the date of its adoption by the board of directors, after which no awards may be made, unless the Incentive Plan is earlier terminated. Options granted under the Incentive Plan are either incentive stock options (I.E., options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Internal Revenue Code and that do not result in tax deductions to us unless participants fail to comply with Section 422 of the Internal Revenue Code) or options that do not so qualify. or options that do not so qualify. Please see a more detailed description of the 2004 Incentive Stock Option Plan below.

         Our board of directors determines when options under the Incentive Plan are exercisable and the option exercise price. The Incentive Plan permits options to be exercised with cash, check, certain other shares of our common stock, consideration received by us under "cashless exercise" programs, or if permitted by our board of directors, promissory notes or other property. Our board of directors also determines: the performance goals and performance period for performance shares; the purchase price and conditions of repurchase for restricted stock; and the terms of stock appreciation rights. Our board of directors may at any time accelerate the vesting of any outstanding award. In the event we are sold, merged, consolidated, reorganized or liquidated, our board of directors may take any of the following actions as to outstanding awards: (a) provide that the successor will assume or substitute for the awards;
(b) provide that all unexercised options and stock appreciation rights shall terminate immediately prior to the consummation of the transaction if not previously exercised; (c) in the event of a sale where the common shareholders receive cash for their shares, provide that each outstanding vested option and stock appreciation right will be exchanged for a payment in cash equal to the excess of the sales price over the exercise price; and (d) make such other adjustments deemed necessary to provide participants with a benefit substantially similar to which they would have been entitled had the event not occurred. In the event of any stock dividend, split, recapitalization or other similar change, our board of directors may adjust the number and kind of shares subject to outstanding awards, the exercise or purchase price of awards, and any other equitable adjustments it deems appropriate.

         In 1995, the Trident board of directors adopted, and the shareholders approved, the 1995 Stock Option Plan for Outside Directors, or the Directors' Plan, under which 5,000 options would be granted annually to each non-employee director of Trident for each full fiscal year of service on the board. The Directors' Plan will expire on December 31, 2005. The options exercisable under the Directors' Plan terminate on July 1, 2009. We do not intend to issue any additional options under this Directors' Plan.

         The Incentive Plan and the Directors' Plan are administered by the compensation committee of our board of directors. The compensation committee selects the employees to whom awards are to be granted, the number of shares to be subject to such awards, and the terms and conditions of such awards, provided that any discretion exercised by the compensation committee must be consistent with resolutions adopted by our board of directors and the terms of the Incentive Plan.

         As of May 31, 2005, options to purchase an aggregate of 2,252,500 shares had been granted under the Incentive Plan, and options to purchase an aggregate of 115,000 shares had been granted under the Directors' Plan.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

         On August 1, 2004, we entered into an employment agreement with Hope Ni to serve as our chief financial officer and secretary. The employment agreement terminates on December 31, 2007, but will be automatically extended unless either we give Ms. Ni notice prior to her termination date or Ms. Ni gives written notice of 30 days to us of her election not to extend. Under the terms of the agreement, Ms. Ni receives a base salary of $117,000 per annum and was granted 10-year options to purchase a total of 210,000 shares of our common stock at an exercise price of $3.00, which options vest in various installments through August 1, 2007. In the event we engage in an underwritten offering of shares of common stock which yields gross proceeds to us in excess of $30 million, all of Ms. Ni's stock options will accelerate and become fully vested.

         If we terminate Ms. Ni's employment without cause, or she resigns for good reason, Ms. Ni will receive termination benefits, including the payment of a lump sum amount equal to three times Ms. Ni's monthly salary in effect immediately prior to her termination and payment of all premiums due for health insurance for a period of six months after termination.

         If a change in control occurs prior to December 31, 2007 and we subsequently terminate Ms. Ni's employment without cause, or if she resigns for good reason prior to the date that our board of directors certifies our audit for the first complete fiscal year after the change in control, which we refer to as the Change in Control Audit Date, Ms. Ni will be entitled to receive standard termination benefits and a payment equal to the greater of (a) six times her monthly salary or (b) 12 months salary less compensation paid to her between the date of the change in control and the date of termination. If the change in control occurs prior to December 31, 2007 and we terminate Ms. Ni's employment without cause, or if she resigns for good reason after the Change in Control Audit Date, Ms. Ni would be entitled to the same termination benefits she would have received had a change in control not occurred and we terminated her employment without cause or she resigned for good reason. Upon a change in control, Ms. Ni's stock options will accelerate and be deemed fully vested. If Ms. Ni's employment is terminated after the Change in Control Audit Date, other than as a result of her resignation, Ms. Ni will have the right to exercise all of her stock options. If Ms. Ni resigns prior to the Change in Control Audit Date, notwithstanding the acceleration of vesting of the stock options on a change in control, Ms. Ni shall have the right to exercise a specified number of shares at a price to be determined under the terms of the agreement at the time of her resignation. For purposes of Ms. Ni's employment agreement, a "change in control" means the consummation of a reorganization, merger of consolidation of us with one or more other persons.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of our compensation committee has at any time been an officer or employee of ours or our subsidiaries. No interlocking relationship exists between our board of directors or compensation committee and the board of directors or compensation committee of any other company, nor has any interlocking relationship existed in the past.

DIRECTOR COMPENSATION

         The Company's non-employee directors receive compensation in the form of cash and stock options for serving on the board. For 2004, each non-employee director received options to purchase 5,000 shares of the Common Stock at an exercise price of $3.74 per share, which the board determined to be the fair market value of the stock on the date of the grant and which vested fully on December 31, 2004, as well as $2,000 cash. For 2005, each non-employee director receives annually $4,000 in cash and a grant of options to purchase 10,000 shares of the Common Stock. The members of the audit committee receive a grant of options to purchase 5,000 shares of common stock each year, with the Chairman of the audit committee receiving an additional grant of options to purchase 2,500 shares of common stock. The members of each of the Company's compensation committee and nominating and corporate governance committee receive a grant of options to purchase 2,500 shares of common stock per year. All of the options granted to the directors will vest quarterly during the year following the date of grant. The exercise price for these director options granted is $3.74 per share. If a non-employee director ceases to act as a board member or to serve on a committee, he or she will be entitled to all vested options; unvested options will be forfeited.

         On January 19, 2005, the board of directors adopted similar director compensation resolutions relating to the Company's two newly appointed directors, Q.Y. Ma and Frank Zheng, with the exception that the options granted to them for 2005 have an exercise price of $5.50 per share, which the board determined to be the fair market value of the stock on the date of the grant.

         Each non-employee director who becomes a director after the grant of options is entitled to receive options on a pro rata basis for the portion of the period for which they will serve. All of the options granted to the incoming directors will be exercisable at the fair market value on the date of grant and will vest quarterly during the remainder of the period following the close of grant.

                        NOTICE TO STOCKHOLDERS OF ACTIONS
                       APPROVED BY CONSENTING STOCKHOLDERS

         The following action has been approved by the written consent of holders entitled to vote at least two-thirds of the outstanding shares of Common Stock of the Company:

               APPROVAL OF THE COMPANY'S 2004 STOCK INCENTIVE PLAN

         The Board of Directors adopted a resolution at a meeting of the Board of Directors held on August 3, 2004 to approve, establish and adopt the Comtech Group, Inc. 2004 Stock Incentive Plan (the "Plan") providing for the grant of awards in the aggregate up to 2,500,000 shares of common stock (after giving effect to the 1-for 2 reverse stock split of the Company's Common Stock effected on January 14, 2005). The Company is required to seek stockholder approval of the Plan.

DESCRIPTION OF THE PLAN

         The following summary of the Plan, is qualified in its entirety by reference to the Company's full text of the proposed Plan as it appears as EXHIBIT C to this Information Statement. The Plan provides for the grant to officers, employees and independent contractors, including directors, advisors and other service providers of the Company of options, stock appreciation rights, performance shares and restricted stock awards to purchase up to an aggregate of 2,500,000 shares of Common Stock. The Plan shall be administered by the Board of Directors or a committee of the Board of Directors (in either case, the "Committee"), which has complete discretion to select the participants and to establish the terms and conditions of each option, subject to the provisions of the Plan. Options granted under the Plan may be "incentive stock options" as defined in Section 422 of the Code, or nonqualified options.

         The following table provides information with respect to the executive officers, directors and non-executive employees as a group that have been granted awards under the Plan prior to June 1, 2005, the type of award granted, the number of shares of Common Stock underlying each award and the exercise price of each award. Each such award was granted subject to obtaining stockholder approval of the Plan.

                                                                  Number of Shares of
                                                                  Common Stock Underlying
Name and Title                           Type of Award            Award                     Exercise Price of Award
---------------------------              -----------------------  ------------------------  -------------------------
Jeffrey Kang                                              Option                   500,000                      $3.74

Hope Ni                                                   Option                   210,000                      $3.00

Li Zhou                                                   Option                   125,000                      $3.74

Amy Kong                                                  Option                    27,500                      $3.74

Q.Y. Ma                                                   Option                    20,000                      $5.50

Frank Zheng                                               Option                    12,500                      $5.50

Mark Hauser                                               Option                    16,250                      $3.74

Mark Segall                                               Option                    16,250                      $3.74

All Non-Executive Employees as a group                    Option                 1,315,000             $3.74 to $5.01

Options
-------

         ISOs may only be granted to employees and the exercise price of ISO's may not be less than 100% of the fair market value of the Common Stock as of the date of grant (or less than 110% of the fair market value if the grant is to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company or a parent or subsidiary of the Company). The Code currently limits to $100,000 the aggregate value of Common Stock covered by ISO's exercise for the first time by an employee during any calendar year under the Plan.

Stock Appreciation rights (SAR's)
---------------------------------

         SAR's entitle recipients on exercise of the SAR to receive an amount, in cash or stock or a combination thereof, determined in whole or part by reference to appreciation in the fair market value of the stock between the date of the award and the exercise of the award. SAR's may be granted in tandem with, or independently of, options granted under the Plan. An SAR granted in tandem with an option shall (i) be exercisable only at such times, and to the extent, that the related option is exercisable in accordance with the procedure for exercise of the related option; (ii) terminate upon termination or exercise of the related option (likewise, the option granted in tandem with an SAR would terminate upon exercise of the SAR); (iii) be transferable only with the related option; (iv) if granted in tandem with an ISO, be exercised only when the market price of the stock subject to the option exceeds the exercise price of the option. An SAR that is not granted in tandem with an option shall become exercisable at such times as the Committee may specify.

Performance Shares
------------------

         Performance Share awards entitle the recipient to acquire shares of stock upon attaining specified performance goals. The Committee may make Performance Share awards independent of or in connection with the granting of any other award under the Plan. A participant receiving a Performance Share award shall have the rights of a stockholder only as to shares actually received under the Plan.

Restricted Stock
----------------

         Restricted Stock awards entitle recipients to acquire shares of stock, subject to the Company's right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Committee in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to the Company. The purchase price for each share of Restricted Stock may not be less than the par value of the Company's Common Stock. The Committee may at any time accelerate the expiration of the time period applicable to all, or any particular, outstanding shares of Restricted Stock.

Amendment of Award
------------------

         The Committee may amend, modify or terminated any outstanding award, provided that the participant's consent to such action shall be required unless the action would not materially and adversely affect the Participant.

Term of Awards
--------------

         Options and SARs granted under the Plan may not be exercised more than ten years after the grant (five years after the grant if the grant is an incentive stock option to an employee who owns more than 10% of the total combined voting power of all classes of capital stock of the Company). Options granted under the Plan are not transferable and may be exercised only by the respective grantees during their lifetime or by their heirs, executors or administrators in the event of death. Under the Plan, shares subject to cancelled or terminated awards are reserved for subsequently granted awards. The number of awards outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends. The Committee shall determine and specify in the individual award documentation the effect on an award of the disability, death, retirement, authorized leave of absence or other termination of employment. The Plan is effective for ten years, unless sooner terminated or suspended.

Amending the Plan
-----------------

         The Committee of Directors may at any time amend, alter, suspend or terminate the Plan; provided, that no amendment requiring stockholder approval shall be effective unless such approval has been obtained. Without limiting the foregoing, outstanding options may be repriced downward without stockholder approval.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a general summary of the federal income tax consequences under current tax law of options, stock appreciation rights and restricted stock. It does not purport to cover all of the special rules, including special rules relating to participants subject to Section 16(b) of the Exchange Act and the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares or the ownership and disposition of restricted stock.

         A participant will not recognize taxable income upon the grant of a nonqualified stock option or an ISO.

         Upon the exercise of a nonqualified stock option, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and the Company will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a nonqualified stock option, he or she will recognize long-term or short-term capital gain or loss , depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and the Company will generally be entitled to deduct such amount.

         In addition to the tax consequences described above, an optionee may be subject to the alternative minimum tax, which is payable to the extent it exceeds the optionee's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price therefor is an adjustment which increases alternative minimum taxable income. In addition, the optionee's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of such tax which is attributable to deferral preferences (including the incentive option adjustment) is allowed as a credit against the optionee's regular tax liability in subsequent years. To the extent the credit is not used, it is carried forward.

         A participant who receives a grant of restricted stock will generally receive ordinary income equal to the fair market value of the stock at the time the restriction lapses. Alternatively, the participant may elect to be taxed on the value at the time of grant. The Company is generally entitled to a deduction at the same time and in the same amount as the income required to be included by the participant.

         A participant does not recognize income upon the grant of a stock appreciation right. The participant has ordinary income upon exercise of the stock appreciation right equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

EQUITY COMPENSATION PLAN TABLE

         The following table sets forth aggregate information regarding the Company's equity compensation plans in effect as of December 31, 2004.

----------------------- ------------------------------------- -------------------------------------- -----------------
                                                                                                        NUMBER OF
                                                                                                        SECURITIES
                                                                                                        REMAINING
                                                                                                      AVAILABLE FOR
                                                                                                     FUTURE ISSUANCE
                         NUMBER OF SECURITIES TO BE ISSUED                                             UNDER EQUITY
                            UPON EXERCISE OF OUTSTANDING       WEIGHTED AVERAGE EXERCISE PRICE OF     COMPENSATION
    PLAN CATEGORY                 OPTIONS/WARRANTS                OUTSTANDING OPTIONS/WARRANTS            PLANS
----------------------- ------------------------------------- -------------------------------------- -----------------
Equity compensation                                  115,000                                  $3.00         22,083(1)
plans approved by
security holders
----------------------- ------------------------------------- -------------------------------------- -----------------
Equity compensation                             1,900,000(2)                                  $3.66           600,000
plans not yet
approved by security
holders
----------------------- ------------------------------------- -------------------------------------- -----------------

(1)  WE DO NOT INTEND TO GRANT FURTHER OPTIONS UNDER THIS PLAN.
(2) DURING THE QUARTER ENDED MARCH 31, 2005, WE ISSUED AN ADDITIONAL 30,000 OPTIONS UNDER OUR INCENTIVE PLAN, WITH AN ADDITIONAL 322,500 OPTIONS BEING GRANTED IN MAY 2005.


         The Board of Directors of the Company knows of no other matters other than those described in this Information Statement, which have been recently approved or considered by the holders of the Company's Common Stock.

                                            By Order of the Board of Directors


                                            /s/ Hope Ni
                                            -----------
                                            Hope Ni
                                            SECRETARY

                                    EXHIBIT A


                              MINUTES OF A MEETING

                            OF THE BOARD OF DIRECTORS

                             OF COMTECH GROUP, INC.

                                 AUGUST 3, 2004

         A meeting (the "Meeting") of the Board of Directors (the "Board") of Comtech Group, Inc., a Maryland corporation (the "Corporation"), was held on August 3, 2004 at 11:00 a.m. eastern standard time. In attendance were the following members of the Board: Jingwei (Jeffrey) Kang, Mark Hauser, Mark Segall and Amy Kong. The following members of the Board were not present: Zhou Li, Jason Kim and Bin Li. Also in attendance were Hope Ni, Chief Financial Officer of the Corporation and Mitchell Nussbaum, Esq. of Loeb & Loeb LLP, legal counsel to the Corporation.

         Mr. Kang acted as Chairman of the Meeting and Mr. Nussbaum served as Secretary of the Meeting. There being a majority of the Directors of the Board present in person at the Meeting, the Chairman declared that there was a quorum and the Meeting could commence.

[REDACTED]

[REDACTED]

ADOPTION OF COMTECH GROUP, INC. 2004 STOCK INCENTIVE PLAN
---------------------------------------------------------

The next order of business was the adoption of a Corporation stock incentive plan (the "Plan"). The Board discussed the benefits of establishing the Plan, which would allow management and other employees to participate, and unanimously agreed that the Plan should allow for the grant of options up to 5,000,000 shares of the Corporation's common stock, subject to further consultation with accounting and legal professionals. The Board agreed that it shall form a Compensation Committee which shall be responsible for approving and granting stock options to management and key executive officers, and that the grant of stock options to other employees shall be delegated to two members of the Board. Upon motion duly made, properly seconded and unanimously approved, it is:

                  RESOLVED, the Board hereby approves, establishes and adopts the Comtech Group, Inc. 2004 Stock Incentive Plan (the "Plan") providing for the granting of incentive stock options ("ISOs") and nonstatutory stock options ("NSOs") and the issuance of restricted stock ("Restricted Stock") covering in the aggregate up to 5,000,000 shares of common stock, in such form as has been presented to the directors of the Company; and it is further

                  RESOLVED, 5,000,000 shares of authorized and unissued common stock be, and they hereby are, reserved for issuance of Restricted Stock or upon exercise of the options granted pursuant to the Plan; and it is further

                  RESOLVED, that the Board shall form a Compensation Committee, which shall be comprised of independent directors of the Corporation. The Board shall delegate to the Compensation Committee responsibility for administering the Plan in accordance with the terms thereof, and approving the grant of stock options to management and other key executive officers of the Company; and it is further

                  RESOLVED, that grant of options under the Plan to those employees who are not executive officers or members of management, shall be approved by Jeffrey Kang and another member of the Board; and it is further

                  RESOLVED, that the Chief Executive Officer of the Corporation be, and hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Corporation, agreements under the Plan upon the grant of rights thereunder, substantially in the form presented to the directors, with all such changes, omissions and additions thereto as, subject to the Plan, are consistent with any resolutions of the Compensation Committee authorizing the grant of rights under the Plan, and to cause the issuance of 5,000,000 shares of Common Stock at any time or from time to time upon the exercise of ISOs or NSOs or the issuance of Restricted Stock pursuant to the terms of the Plan; and it is further

                  RESOLVED, that, for purposes of including qualifying options which may in the future be granted under the Plan as ISOs, within the meaning of the Internal Revenue Code of 1986, as amended, and any applicable state securities laws, the Corporation shall seek stockholder approval of the Plan.

[REDACTED]

OMNIBUS AUTHORITY
-----------------

                  RESOLVED, that the appropriate officers of the Corporation be, and each hereby is, authorized, and directed to execute and deliver, in the name and on behalf of the Corporation, such documents and to take any and all actions as such officers shall deem necessary or appropriate in order to carry out the intent and purposes of the foregoing resolutions.

                  Thereafter, there being no further matters to discuss, the Meeting was adjourned.

                                            /s/ Mitchell Nussbaum
                                            ---------------------
                                            Mitchell Nussbaum, Secretary PRO TEM

                                    EXHIBIT B


                             WRITTEN CONSENT OF THE
                                 STOCKHOLDERS OF
                               COMTECH GROUP, INC.


         The undersigned, constituting the holders of at least two-thirds of the outstanding capital stock of Comtech Group, Inc., a Maryland corporation (the "Company"), adopt the following resolutions by written consent in lieu of a meeting, pursuant to provisions of the Maryland General Corporation Law and the Company's By-laws:

         WHEREAS, the Board of Directors of the Company approved, established and adopted the Comtech Group, Inc. 2004 Stock Incentive Plan (the "Plan") at a meeting of the Board held on August 3, 2004; and

         WHEREAS, pursuant to the terms of the Plan, the Company is required to obtain stockholder approval of the Plan within twelve months of its adoption by the Board

         NOW, THEREFORE BE IT;

         RESOLVED, that the Plan, in the form previously presented to the undersigned be, and hereby is, approved;

         RESOLVED, that the officers of the Company be, and each of them individually hereby is, authorized, empowered and directed, in the name of, and on behalf of, the Company, to take all such further action as they, or any of them, may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

         IN WITNESS WHEREOF, the 1st day of June, 2005.

                                          Comtech Global Investment, Ltd.


                                          By:/s/ Jeffrey Kang
                                             -----------------------------------
                                                Jeffrey Kang, authorized officer

                                          Ren Investment International, Ltd.

                                          By:/s/ Jeffrey Kang
                                             -----------------------------------
                                                Jeffrey Kang, authorized officer

                                    EXHIBIT C
                                    ---------


                               COMTECH GROUP, INC.

                            2004 STOCK INCENTIVE PLAN

                               SECTION 1. PURPOSE
                               ------------------

                  The purpose of this 2004 Stock Incentive Plan (the "PLAN") is to advance the interests of Comtech Group, Inc., a Maryland corporation ("COMTECH") and its stockholders by enhancing the ability of Comtech and its Affiliates (as hereinafter defined) to attract, retain and incentivize officers, employees and independent contractors who are crucial to the future growth and success of the Company and its Affiliates.

                             SECTION 2. DEFINITIONS
                             ----------------------

                  "AFFILIATE" means any entity, whether or not incorporated, that directly or through one or more intermediaries is controlled by Comtech.

                  "AWARD" means any Option, Stock Appreciation Right, Performance Share or Restricted Stock awarded under the Plan.

                  "BOARD" means the board of directors of Comtech.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMITTEE" means a committee of not less than two members of the Board appointed by the Board to administer the Plan; provided, however, that while the Common Stock is registered under Section 12 of the Exchange Act (as hereinafter defined), each member of the Committee shall be a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act ("RULE 16B-3"), and provided further, that if and to the extent necessary to exclude Options and SARs granted under the Plan from the calculation of the income tax deduction limit under Code Section 162(m), each member of the Committee shall be an "outside director" within the meaning of Code Section 162(m).

                  "COMMON STOCK" or "STOCK" means the common stock, with $0.01 par value per share, of Comtech.

                  "COMPANY" means Comtech and, except where the content requires otherwise, all of its present and future Affiliates.

                  "DESIGNATED BENEFICIARY" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death or incapacity. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate, in the event of the Participant's death, and the Participant's legal guardian, in the event of the Participant's incapacity.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FAIR MARKET VALUE" means with respect to Common Stock on any given date (i) if the Common Stock is listed for trading on one or more national securities exchanges, the mean of the high and low sales prices on the principal such exchange on the date in question, or, if the Common Stock shall not have been traded on such principal exchange on such date, the mean of the high and low sales prices on such principal exchange on the first day prior thereto on which the Common Stock was so traded; (ii) if Common Stock is not listed for trading on a national securities exchange but is traded on the over-the-counter market, the mean of the highest and lowest bid prices for the Common Stock on the date in question, or, if there are no such bid prices for the Common Stock on such date, the mean of the highest and lowest bid prices on the first day prior thereto on which such prices appear; and (iii) in all other events, such amount as may be determined by the Board in good faith by any fair and reasonable means.

                  "INCENTIVE STOCK OPTION" or "ISO" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Code Section 422.

                  "NONSTATUTORY STOCK OPTION" or "NSO" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an ISO.

                  "OPTION" means an Incentive Stock Option or a Nonstatutory Stock Option.

                  "PARTICIPANT" means a person selected by the Board to receive an Award under the Plan.

                  "PERFORMANCE SHARES" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under
Section 8.

                  "REPORTING PERSON" means a person subject to Section 16 of the Exchange Act or any successor provision.

                  "RESTRICTED PERIOD" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

                  "RESTRICTED STOCK" means shares of Common Stock awarded to a Participant under Section 9.

                  "STOCK APPRECIATION RIGHT" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

                           SECTION 3. ADMINISTRATION
                           -------------------------

                  The Board shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan. Without limiting the foregoing, the Board shall have authority to make Awards, to set administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. In determining the persons to whom Awards shall be made, the number of shares to be covered by each Award and the terms thereof (including the restriction, if any, which shall apply to the Common Stock subject to an Award), the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan.

                  The Board's decisions shall be final and binding. Except as otherwise required by law, no member of the Board shall be liable for any action or determination relating to the Plan made in good faith.

                  The Board may appoint a Committee and delegate to the Committee some or all of its authority with respect to Plan administration. In the event the Board appoints a Committee, references in the Plan to the Board shall, as appropriate, be read as references to the Committee.

                             SECTION 4. ELIGIBILITY
                             ----------------------

                  Awards may be made to employees and independent contractors of the Company. For purposes hereof, independent contractors shall include consultants, directors, advisors and other service providers of the Company.

                     SECTION 5. STOCK AVAILABLE FOR AWARDS
                     -------------------------------------

                  (a) Subject to adjustment under Section 10(h) below, Awards may be made under the Plan for up to two million five hundred thousand (2,500,000) shares of Common Stock, subject to adjustment as provided herein. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

                  (b) Subject to adjustment under Section 10(h) below, for so long as the Company is a "publicly held corporation" within the meaning of Code
Section 162(m), the maximum number of shares of Common Stock as to which Awards may be granted to a single individual in any year shall not exceed three hundred fifty thousand (350,000).

                  (c) The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a).

                            SECTION 6. STOCK OPTIONS
                            ------------------------

                  (a) GENERAL.
                      --------

                           (i) Subject to the provisions of the Plan, the Board
may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor, the conditions and limitations applicable to the exercise of the Option and the restrictions, if any, applicable to the shares of Common Stock issuable thereunder.

                           (ii) The Board shall establish the exercise price at
the time each Option is awarded.

                           (iii) Subject to Section 10(a), each Option shall be
exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

                           (iv) Options granted under the Plan shall provide for
the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or by delivery of shares of Common Stock of the Company owned by the optionee for at least six months (valued at Fair Market Value) and, to the extent permitted by the Board at or after the award of the Option, may provide for payment by (A) delivery of other property acceptable to the Board (valued at Fair Market Value), (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board,
(C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

                           (v) The Board may provide for the automatic award of
an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

                           (vi) The Board may at any time accelerate the time at
which all or any part of an Option may be exercised.

                           (vii) Non-Transferability.

                                    (1) Except as provided in subparagraphs (2)
and (3) below, Options granted under the Plan shall not be assignable or transferable other than by will or the laws of descent and distribution and Options may be exercised during the lifetime of the Participant only by the Participant or by the Participant's guardian or legal representative.

                                    (2) Notwithstanding subparagraph (1), a
Nonstatutory Stock Option may (but need not) provide, that it is transferable by gift or a domestic relations order, to a Family Member (as hereinafter defined) of the Participant. If a Nonstatutory Stock Option is transferred in accordance with this subparagraph, the Option shall be exercisable solely by the transferee, but the determination of the exercisability of the Option shall be based solely on the activities and state of affairs of the Participant. For purposes hereof, a Participant's "Family Member" means the Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

                                    (3) Notwithstanding subparagraph (1), a
Participant may transfer a Nonstatutory Stock Option with the express, written consent of the Board, which consent may be withheld for any reason or for no reason.

                  (b) INCENTIVE STOCK OPTIONS.
                      ------------------------

                  Options granted under the Plan which are intended to be ISOs shall be subject to the following additional terms and conditions:

                           (i) All ISOs granted under the Plan shall, at the
time of grant, be specifically designated as such in the option agreement covering such Award. All Options designated as ISOs shall be interpreted in a manner consistent with the requirements of Code Section 422.

                           (ii) While the Company shall take reasonable measures
to assure that an Option intended to be an ISO shall be so treated for federal income tax purposes, it makes no assurances to anyone that any Option intended to be an ISO shall be taxed as an ISO. Without limiting the foregoing, Options intended to be ISOs which are exercised after the period permitted by Code
Section 422 shall not be taxed as ISOs.

                           (iii) ISOs may only be awarded to employees of
Comtech or a corporation which, with respect to Comtech, is a "parent corporation" or "subsidiary corporation" within the meaning of Code Sections 424(e) and (f). Furthermore, except as otherwise provided in Code Section 422, if a Participant is no longer employed by Comtech or a parent corporation or subsidiary corporation of Comtech, the Participant's Option shall cease to be treated as an ISO.

                           (iv) Subject to clause (v), the Option exercise price
per share of Common Stock covered by an ISO shall be no less than the fair market value of a share of Common Stock on the date of grant of the Option.

                           (v) In the case of an individual who at the time the
Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of Comtech or of a parent or subsidiary corporation of Comtech (a "10% HOLDER"), (1) the Option exercise price of the Common Stock covered by any ISO granted to such person shall in no event be less than 110% of the fair market value of the Common Stock on the date the ISO is granted and (2) the term of an ISO granted to such person may not exceed five years from the date of grant.

                           (vi) The aggregate fair market value (determined at
the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of the Company) may not exceed $100,000.

                           (vii) To the extent that any Option which is issued
under the Plan exceeds the limit set forth in subparagraph (vi) or otherwise does not comply with the requirements of Code Section 422, it shall be treated as a Nonstatutory Stock Option.

                      SECTION 7. STOCK APPRECIATION RIGHTS
                      ------------------------------------

                  (a) The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted.

                  (b) Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

                  (c) When Stock Appreciation Rights are granted in tandem with Options, the following provisions shall apply:

                           (i) The Stock Appreciation Right shall be exercisable
only at such time or times, and to the extent, that the related Option is exercisable and shall be exercisable in accordance with the procedure required for exercise of the related Option.

                           (ii) The Stock Appreciation Right shall terminate and
no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option shall not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

                           (iii) The Option shall terminate and no longer be
exercisable upon the exercise of the related Stock Appreciation Right.

                           (iv) The Stock Appreciation Right shall be
transferable only with the related Option.

                           (v) A Stock Appreciation Right granted in tandem with
an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such Option.

                  (d) A Stock Appreciation Right not granted in tandem with an Option shall become exercisable at such time or times, and on such conditions, as the Board may specify.

                  (e) The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

                         SECTION 8. PERFORMANCE SHARES
                         -----------------------------

                  (a) The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares.

                  (b) A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the Agreement evidencing the Performance Share Award.

                  (c) The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

                           SECTION 9. RESTRICTED STOCK
                           ---------------------------

                  (a) The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

                  (b) Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or, if the Participant has died, to the Participants' Designated Beneficiary.

                  (c) The purchase price for each share of Restricted Stock shall be determined by the Board and may not be less than the par value of the Common Stock. Such purchase price may be paid in cash or such other lawful consideration as is determined by the Board.

                  (d) The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

               SECTION 10. GENERAL PROVISIONS APPLICABLE TO AWARDS
               ---------------------------------------------------

                  (a) MAXIMUM TERM. No Award shall have a term exceeding ten years, measured from the date of the Award grant.

                  (b) APPLICABILITY OF RULE 16B-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, or any successor provision, and then only to Reporting Persons.

                  (c) REPORTING PERSON LIMITATIONS. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

                  (d) DOCUMENTATION. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which shall evidence agreement to the terms thereof and of this Plan.

                  (e) BOARD DISCRETION. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of the Award grant or at any time thereafter.

                  (f) TERMINATION OF STATUS. The Board shall determine and specify in the Award documentation the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

                  (g) DILUTIONS AND OTHER ADJUSTMENTS. In the event of any stock dividend or split, issuance or repurchase of stock or securities convertible into or exchangeable for shares of stock, grants of options, warrants or rights to purchase stock, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board in its sole discretion may equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and
(iii) the award, exercise or conversion price with respect to any of the foregoing, and may make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate, including, if considered appropriate by the Board, making provision for a cash payment with respect to an outstanding Award. Such adjustments or actions shall be conclusive and binding for all purposes. In the event of a change in the Common Stock which is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from no par value to par value (or vice versa), without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration."

                  In the event that Comtech or the division, subsidiary or other Affiliate for which a Participant performs services is sold, merged, consolidated, reorganized or liquidated, the Board may take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARS shall terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice,
(iii) in the event of a sale or similar transaction under the terms of which holders of the Common Stock of the Company receive a cash payment for each share surrendered in the transaction (the "SALES PRICE"), make or provide for a cash payment to each Option and/or SAR holder equal to the amount by which (A) the

Sales Price times the number of shares of Common Stock subject to Participant's outstanding, vested Options or SARs exceeds (B) the aggregate exercise price of all such outstanding, vested Options or SARs, in exchange for the termination of such Options or SARs, (iv) or make such other adjustments, if any, as the Board determines to be necessary or advisable to provide each Participant with a benefit substantially similar to that to which the Participant would have been entitled had such event not occurred.

                  (h) WITHHOLDING. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

                  (i) FOREIGN NATIONALS. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions that are different from those specified in the Plan, but which are consistent with the purpose of the Plan, as the Board considers necessary or advisable to achieve the purposes of the Plan and comply with applicable laws and/or achieve favorable tax results under foreign tax laws.

                  (j) AMENDMENT OF AWARD. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the action, taking into account any related action, would not materially and adversely affect the Participant.

                  (k) CONDITIONS ON DELIVERY OF STOCK. The Company shall not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer. Except to the extent as may be specified in the documentation with respect to a particular Award grant, the Company shall be under no obligation to register or qualify any shares of Common Stock subject to Awards under any federal or state securities law or on any exchange.

                           SECTION 11. MISCELLANEOUS
                           -------------------------

                  (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

                  (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

                  (c) NO RESTRICTION ON THE RIGHT OF THE COMPANY TO EFFECT CORPORATE CHANGES. The Plan and the Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in the Company or the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights of holders thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (d) EXCLUSION FROM BENEFIT COMPUTATIONS. Except as expressly specified in the applicable plan or program, no amount or shares of Common Stock payable upon exercise of an Award granted under the Plan shall be considered salary, wages or compensation for purposes of determining the amount or nature of benefits that a Participant is entitled to receive under any Company benefit plan or program.

                  (e) TRANSFERS TO AND FROM AFFILIATES. For all Plan purposes, except to the extent specifically provided otherwise in a particular Award, employment shall include all periods of employment with any Comtech Affiliate, and a transfer of an employee from Comtech to a Comtech Affiliate or visa versa, or a transfer from one Comtech Affiliate to another, will not be treated as a termination of employment.

                  (f) EFFECTIVE DATE AND TERM. Subject to the approval of the stockholders of the Company within 12 months of such date, the Plan is effective as of August 3, 2004, the date of its adoption by the Board. Prior to such stockholder approval, Awards incorporating provisions authorized by the Plan may be made under the Plan, but shall be expressly subject to such approval. In the event that such stockholder approval is not obtained within such time period, the Plan and any Options granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect. No Award may be made under the Plan after the tenth anniversary of the Plan's effective date, but Awards granted before such date may extend beyond that date. In the event that such stockholder approval is not obtained within such time period, the Plan and any Options granted under the Plan on or prior to the expiration of such 12 month period shall be void and of no further force and effect.

                  (g) AMENDMENT OF PLAN. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law, rules or regulations, or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law. Without limiting the foregoing, outstanding Options may be repriced downward without stockholder approval.

                  (h) GOVERNING LAW. The provisions of the Plan shall be governed by and interpreted in accordance with the laws the United States and of the State of Maryland.